UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 5, 2024

CARDLYTICS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38386		26-3039436
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)
675 Ponce de Leon Avenue NE, Suite 6000	Atlanta	Georgia	30308
(Address of principal executive offices, including zip code)
	(888)	798-5802
(Registrant's telephone, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	CDLX	The Nasdaq Stock Market LLC
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE
Cardlytics, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (Amendment No. 1) (the “8-K/A”) in order to amend its previously filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on August 7, 2024 (the “Initial 8-K”). The Initial 8-K was filed to disclose, in part, the resignation of Karim Temsamani as the Company’s Chief Executive Officer and the appointment of Amit Gupta as the Company’s new Chief Executive Officer. This 8-K/A amends Item 5.02 of the Initial 8-K in order to provide a description of the compensation agreement between the Company and Amit Gupta that was previously omitted from the Initial 8-K as permitted by Instruction 2 of Item 5.02 of Form 8-K.
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS.
Resignation of Karim Temsamani as Chief Executive Officer
On August 5, 2024, Karim Temsamani notified the Company of his intent to resign as the Company’s Chief Executive Officer and as a member of the Board of Directors of the Company (the “Board”), each effective as of August 16, 2024 (the “Effective Date”). Mr. Temsamani’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Appointment of Amit Gupta as Chief Executive Officer and Entry into Offer Letter with Amit Gupta
On August 7, 2024, the Board approved the appointment of Amit Gupta, currently the Company’s Chief Operating Officer, as the Company’s Chief Executive Officer and principal executive officer, each effective as of the Effective Date. The Company expects to enter into amended compensatory arrangements with Mr. Gupta in connection with his appointment as Chief Executive Officer, the details of which have not been finalized as of the date of this Current Report on Form 8-K. The Company will provide this information by filing an amendment to this Current Report on Form 8-K after the information is determined or becomes available.
In connection with the appointment of Mr. Gupta as Chief Executive Officer, on August 7, 2024, the Board also approved the appointment of Mr. Gupta to the Board, effective as of the Effective Date. Mr. Gupta will serve as a Class II director whose term will expire at the 2026 Annual Meeting of Stockholders.
The biography for Mr. Gupta is contained in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 12, 2024. Mr. Gupta does not have any family relationships with any of the Company’s directors or executive officers, is not a party to any transactions of the type listed in Item 404(a) of Regulation S-K, and was not appointed pursuant to any arrangement or understanding with any other person.
In connection with Mr. Gupta’s appointment as Chief Executive Officer, the Company and Mr. Gupta entered into an offer letter (the “Offer Letter”), effective as of the Effective Date. Pursuant to the Offer Letter, Mr. Gupta will receive an annual base salary of $550,000 and a one-time promotion bonus of $275,000. Mr. Gupta has agreed to repay the one-time promotion bonus in full if he resigns for any reason or is terminated for cause before August 16, 2025. In addition, Mr. Gupta will be eligible to participate in the Cardlytics Bonus Plan at an annual target of 100% of his base salary, subject to the terms of the Bonus Plan and the approvals of the Board or the Company’s Compensation Committee. Mr. Gupta will not be eligible to receive additional compensation for his service as a member of the Board pursuant to the Company’s non-employee director compensation policy.
In connection with his appointment, Mr. Gupta will be granted 500,000 restricted stock units (“RSUs”) for shares of the Company’s common stock (the “2024 RSUs”) under the Company’s 2018 Equity Incentive Plan (the “Plan”). The 2024 RSUs will vest in four installments over a period of 24 months, with 25% of the 2024 RSUs vesting on each of the six-, twelve-, eighteen- and twenty-four-month anniversaries of the Effective Date, subject to Mr. Gupta’s continuous service with the Company as of each such vesting date. Pursuant to the Offer Letter, in January 2025, subject to approval by the Board or the Company’s Compensation Committee, the Company has agreed to grant Mr. Gupta an additional 500,000 RSUs for shares of the Company’s common stock (the “First-Tranche 2025 RSUs”) under the Plan. The First-Tranche 2025 RSUs will vest in four installments, with 25% of the First-Tranche 2025 RSUs vesting on each of February 16, 2025, August 16, 2025, February 16, 2026 and August 16, 2026, subject to Mr. Gupta’s continuous service with the Company as of each such vesting date. In addition, on or before May 31, 2025, subject to approval by the Board or the Company’s Compensation Committee, the Company has agreed to grant Mr. Gupta additional RSUs vesting over the three years and/or performance stock units (the “Second-Tranche 2025 RSUs”) with a value of $5,000,000, with at least 80% of the grant consisting of RSUs, but in no case representing more than 1,000,000 shares, under the Plan. The relevant terms of the Second-Tranche 2025 RSUs will be determined by the Board or the Compensation Committee of the Board at the time of grant. If Mr. Gupta terminates his employment with the Company for any reason within the twelve-month anniversary of the Effective Date, Mr. Gupta will be required to repay the Company an amount in cash that is equal to the pre-tax value upon vesting of any shares of common stock received from the 2024 RSUs, the First-Tranche 2025 RSUs and the Second-Tranche 2025 RSUs.

Mr. Gupta will continue to remain eligible for severance pursuant to his Severance Agreement with the Company, dated January 23, 2023, previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 23, 2023, and previously filed as Exhibit 10.41 to the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 1, 2023, which exhibit is incorporated herein by reference.
The foregoing description of the Offer Letter is not complete and is qualified in its entirety by reference to the Offer Letter, which the Company intends to file as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cardlytics, Inc.

Date:	August 21, 2024	By:	/s/ Alexis DeSieno
Alexis DeSieno
Chief Financial Officer (Principal Financial and Accounting Officer)